UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 14, 2015
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rayonier Advanced Materials Inc.

		Page
Item 5.07	Submission of Matters to a Vote of Security Holders	1
	Signature	2

Item 5.07.	Submission of Matters to a Vote of Security Holders
The 2015 Annual Meeting of Stockholders of the Company was held on May 14, 2015 (the “Annual Meeting”). At the Annual Meeting, stockholders of the Company (1) re-elected all three of the director nominees to terms expiring in 2018, (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, (3) indicated their preference that the Company hold future advisory votes to approve the compensation of its named executive officers annually, and (4) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015.
The final voting results were as follows:

Election of Directors, Terms Expire in 2018	Votes For	Votes Against	Abstain	Broker Non-Votes
James F. Kirsch	26,625,544	1,001,547	48,213	8,172,340
James H. Miller	23,455,718	4,173,927	45,659	8,172,340
Ronald Townsend	26,658,378	968,590	48,336	8,172,340

Advisory Vote on the Compensation of Our Named Executive Officers	Votes For	Votes Against	Abstain	Broker Non-Votes
	25,535,228	1,957,188	182,888	8,172,340

Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers	One Year	Two Year	Three Year	Abstain
	24,393,840	195,394	2,937,448	148,622

Ratification of Auditors	Votes For	Votes Against	Abstain	Broker Non-Votes
	34,916,523	828,050	103,071	----

Signature
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President, General Counsel and Corporate Secretary

May 20, 2015

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